SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 18, 2003

(Date of earliest event reported)

California Micro Devices Corporation

(Exact name of registrant as specified in its charter)

California	0-15449	94-2672609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 N. McCarthy Blvd, No. 100, Milpitas, CA	95035-5112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 263-3214

Item 5.	Other Events.

On September 18, 2003, Registrant announced via news release its guidance as to anticipated results for its 2004 fiscal second quarter which will end September 30, 2003. The full text of the news release issued in connection with that announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1, Registrant’s News Release dated September 18, 2003, is filed pursuant to Item 5 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2003	CALIFORNIA MICRO DEVICES CORPORATION (registrant)

	By:	/s/ ROBERT V. DICKINSON
President and Chief Executive Officer

Exhibit Index

Exhibit	Description
99.1	Registrant’s news release dated September 18, 2003, which is being filed pursuant to Item 5 of Form 8-K.